July 25, 2011

Summary Prospectus

BBIF Treasury Fund | Class 1, 2, 3 and 4 Shares

	Class 1	Class 2	Class 3	Class 4
Fund	Shares	Shares	Shares	Shares

BBIF Treasury Fund	N/A	N/A	N/A	N/A

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/prospectus/cash. You can also get this information at no cost by calling (800) 441-7762 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated July 25, 2011, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.

This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Summary Prospectus

Key Facts About BBIF Treasury Fund

Investment Objective

The investment objective of BBIF Treasury Fund (“Treasury Fund” or the “Fund”) is to seek preservation of capital, liquidity and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Treasury Fund.

Shareholder Fees
(fees paid directly from your investment)	Class 1	Class 2	Class 3	Class 4

WCMA Account Annual Fee	$300	$300	$300	$300

Annual Fund Operating Expenses
(expenses that you pay each year as a
percentage of the value of your investment)[1]	Class 1	Class 2	Class 3	Class 4

Management Fee[1]	0.160%	0.160%	0.160%	0.160%

Distribution and/or Service (12b-1) Fees	1.000%[2]	0.675%	0.375%	0.375%

Other Expenses	0.380%	0.335%	0.335%	0.335%
Administration Fee	0.250%	0.250%	0.250%	0.250%
Miscellaneous Other Expenses	0.130%	0.085%	0.085%	0.085%

Total Annual Fund Operating Expenses	1.54%[2]	1.17%	0.87%	0.87%

Fee Waivers and/or Expense Reimbursements	—	(0.24)%[3]	(0.29)%[3]	(0.29)%[3]

Total Annual Fund Operating Expenses After
Fee Waivers and/or Expense Reimbursements	1.54%	0.93%[3]	0.58%[3]	0.58%[3]

[1]	The fees and expenses shown in the table and the example that follows include both the expenses of Treasury Fund and Treasury Fund's share of the allocated expenses of Master Treasury LLC (“Treasury LLC”). The management fees are paid by Treasury LLC.

[2]	Class 1 Shares did not pay a portion of their distribution fee during the fiscal year ended March 31, 2011. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

[3]	As described in the “Management of the Funds” section of the Fund’s prospectus on pages 33-37, with respect to Class 2, Class 3 and Class 4 Shares, BlackRock Advisors, LLC (“BlackRock”) and the Fund’s distributor have entered into a contractual arrangement to waive and/or reimburse a portion of Treasury Fund’s fees and/or expenses to ensure that the net expenses (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) for Treasury Fund’s (i) Class 2 Shares are 0.35% higher than those of Treasury LLC’s initial feeder fund, and (ii) Class 3 and Class 4 Shares are equal to those of Treasury LLC’s initial feeder fund until August 1, 2012. This contractual arrangement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of Treasury Fund or by a vote of a majority of the outstanding voting securities of Treasury Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class 1	$157	$486	$839	$1,834

Class 2	$ 95	$348	$621	$1,399

Class 3	$ 59	$249	$454	$1,046

Class 4	$ 59	$249	$454	$1,046

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Principal Investment Strategies of the Fund

Treasury Fund seeks to achieve its objective by investing exclusively in a diversified portfolio made up only of short-term U.S. Treasury securities with maturities of not more than 397 days (13 months) that are direct obligations of the U.S. Treasury. The Fund will provide shareholders with at least 60 days’ prior written notice before changing this strategy.

Fund management decides which U.S. Treasury securities to buy and sell based on its assessment of their relative values and future interest rates. The Fund’s dollar-weighted average maturity will be 60 days or less, and the dollar-weighted average life of all of its investments will be 120 days or less.

Principal Risks of Investing in the Fund

Treasury Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund could lose money if the issuer of an instrument held by the Fund defaults or if short-term interest rates rise sharply in a manner not anticipated by Fund management. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

  Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

  Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

  Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

  Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.

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Performance Information

The information shows you how Treasury Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. The information in the bar chart and table prior to March 20, 2003 (Treasury Fund’s commencement of operations) is based upon the performance of Treasury LLC’s initial feeder fund, BIF Treasury Fund, which has the same investment objective and policies as the Fund and is managed by the same portfolio management personnel, adjusted to reflect the different expenses borne by the Fund’s Class 3 Shares (with respect to the bar chart) and by the relevant class of shares (with respect to the table) after giving effect to the fee waiver. For the periods after March 20, 2003, the bar chart is based on the performance of Treasury Fund’s Class 3 Shares. The table includes all applicable fees and sales charges. If BlackRock and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s results can be obtained by visiting www.blackrock.com/moneymarketreports or can be obtained by phone at (800) 626-1960.

Treasury Fund
Class 3
ANNUAL TOTAL RETURNS
As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 1.28% (quarter ended March 31, 2001) and the lowest return for a quarter was 0.00% (quarter ended June 30, 2010). The year-to-date return as of June 30, 2011 was 0.00%.

As of 12/31/10
Average Annual Total Returns	1 Year	5 Years	10 Years

Class 1	0.01%	1.33%	1.27%

Class 2	0.01%	1.63%	1.57%

Class 3	0.01%	1.84%	1.75%

Class 4	0.01%	1.84%	1.75%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.

Investment Manager

Treasury Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”).

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Purchase and Sale of Fund Shares

There is no minimum initial investment for the Fund’s shares, but the minimum for the Working Capital Management Account® (“WCMA”) service or other Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) business account program is $20,000 in cash and/or securities. The minimum investment for additional purchases (other than automatic purchases) is $1,000 for all accounts. Eligibility requirements for investors with a WCMA service or other Merrill Lynch business account program to invest in certain share classes of the Fund are as follows:

	Class 1	Class 2	Class 3	Class 4

Subscribers in the	Limited to tier 1	Limited to tier 2	Limited to tier 3	Limited to certain
WCMA service who do	investors with a WCMA	investors with a WCMA	investors with a WCMA	eligible investors,
not have either a	service or other Merrill	service or other Merrill	service or other Merrill	including tier 4
commercial line of credit	Lynch business account	Lynch business account	Lynch business account	investors with a WCMA
or a reducing revolver	program relationship	program relationship	program relationship	service or other Merrill
	value determined to be	value determined to be	value determined to be	Lynch business account
	less than $100,000.	between $100,000 and	between $1 million and	program relationship
		$999,999.	$9,999,999.	value determined to be
$10 million or more.

Subscribers in the	Not available.	Not available.	All investors.	Not available.
WCMA service who have
either a commercial line
of credit or a reducing
revolver

You may have cash balances from your account automatically invested in shares of a fund associated with the WCMA service designated as your primary money account. The delay with respect to automatic investment of cash balances in your account in shares of the designated fund is determined by your tier. For further information regarding the timing of sweeps for each tier, consult your Merrill Lynch Financial Advisor and/or the account agreement and program description of the WCMA service or other Merrill Lynch business account program.

You may also make manual investments of $1,000 or more in any fund associated with the WCMA service not designated as your primary money account. When purchasing shares, you will be subject to the applicable annual account fee. To receive all the services available as a WCMA service or other Merrill Lynch business account program subscriber, you must complete the account opening process, including completing or supplying requested documentation.

Tax Information

Dividends and distributions of Treasury Fund may be subject to Federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to Federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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INVESTMENT COMPANY ACT FILE # 811-21199 © BlackRock Advisors, LLC SPRO-BBIF-TR-0711